UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

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Maxus Realty Trust, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

April 2, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:30 A.M. on May 13, 2008, in the 7th Floor Conference Room at 700 West 47th Street, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

The Board of Trustees of Maxus Realty Trust, Inc. (the “Trust”) is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement, which provides detailed information concerning the election of trustees.  You are urged to read the enclosed Proxy Statement carefully.

We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. Therefore, even if you are planning to attend the meeting, we urge you to complete and return the enclosed proxy to ensure that your shares will be represented. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

We look forward to seeing many shareholders at the meeting.

Sincerely,

/s/ David L. Johnson
David L. Johnson
Chairman of the Board,
President and
Chief Executive Officer

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2008

To the Shareholders of Maxus Realty Trust, Inc.:

You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the “Trust”) will be held at10:30 A.M. on May 13, 2008, in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, for the following purposes:

1.	To elect seven trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

2.
To consider and vote on a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes to obtain a quorum or to approve Proposal 1 have not been received by the date of the Annual Meeting of Shareholders.

3.	To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

The Trust’s Board of Trustees has fixed the close of business on April 9, 2008, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ DeAnn M. Totta
DeAnn M. Totta, Secretary
April 2, 2008
North Kansas City, Missouri

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2008

The Board of Trustees of Maxus Realty Trust, Inc. (the “Trust”) is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:30 A.M. on May 13, 2008, in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this Proxy Statement and the enclosed form of proxy on or about April 15, 2008.

Introduction

The Board of Trustees is asking you to vote on nominees to the Board of Trustees.

Record Date

The Board of Trustees has fixed the close of business on April 9, 2008, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 22, 2008, there were issued and outstanding and entitled to vote 1,395,460 shares of the Trust’s common stock, par value $1.00 per share; provided, however, the Trust may repurchase additional shares prior to the record date pursuant to its existing repurchase program, which would reduce the number shares entitled to vote at the Annual Meeting.  The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

If you sign and return the enclosed proxy card, the proxies named therein will vote the shares, which the proxy represents, in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote your shares for the nominees for Trustees named herein. If you are a participant in the Trust’s First Amended Optional Stock Dividend Plan (formerly the Dividend Reinvestment Plan), the proxy card represents the number of full shares in your optional stock dividend plan account, as well as shares registered in your name.

You may revoke your proxy at any time before it is voted by (i) delivering to the Secretary of the Trust a written notice of revocation bearing a later date than the proxy, (ii) submitting a later dated proxy, or (iii) revoking the proxy and voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to DeAnn M. Totta, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116.

Voting

Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write “cumulate” on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by marking on the proxy card “For All Except” and filling in the circle next to each nominee from whom you wish to withhold your vote. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the seven candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to adjourn the Annual Meeting or to act on any other matters properly brought before the Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate “abstain” or “withheld” on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee. In tabulating votes on other matters for which an affirmative vote of a majority of the shares voting in person or by proxy is required, abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Discretionary Authority

By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, the persons named in the proxy will vote, in accordance with their best judgment, the shares represented by such proxies. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words “estimate,” “project,” “anticipate,” “expect,” “intend,” “believe” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any predicted results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust’s filings with the Commission: competition, inflation, the ability to retain tenants, the ability to obtain financing, the effect of macroeconomic conditions on real estate values, general economic, business, market and social conditions, trends in the real estate investment market, projected leasing and sales, future prospects for the Trust and other factors referred to in this Proxy Statement.  Our stock price may also be affected by such factors as market volatility, the price of other REIT stocks, generally, and the possibility that our Board of Trustees may elect to de-register our shares under the Exchange Act because we currently have fewer than 300 shareholders of record.

PROPOSAL 1

ELECTION OF TRUSTEES

The Board of Trustees proposes the election of the seven nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

Mr. David L. Johnson, age 51, has served as a Trustee, Chairman of the Board, President and Chief Executive Officer of the Trust since May 11, 2004. He also served as Trustee from November 27, 1999 until May 13, 2003. He also served as Chief Executive Officer from November 27, 1999 until January 25, 2002. Mr. Johnson is also majority shareholder and Chairman of Maxus Properties, Inc. (“Maxus”), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116 that specializes in commercial property management for affiliated owners. Maxus employs more than 300 people to manage 53 commercial and residential properties, including more than 8,302 apartment units and approximately 640,746 square feet of retail and office space. He has served as Chairman of Maxus since its inception in 1988. Mr. Johnson is also on the Board of Directors of Maxus Capital Corp.  For more information regarding Maxus’ services and compensation received from the Trust, see “Related Transactions.”

Mr. Danley K. Sheldon, age 49, has served as a Trustee since January 25, 2002. He was formerly the Trust’s President and Chief Executive Officer from January 2002 until May 2004. Mr. Sheldon also was formerly the Chief Executive Officer of Maxus from May 2002 until September 2003. Prior to joining Maxus, Mr. Sheldon held various positions with Ferrellgas Partners, L.P., a New York Stock Exchange listed company (NYSE:FGP) including at various times the positions of Chief Financial Officer, President and Chief Executive Officer. Mr. Sheldon is a former member of the board of directors of Blue Cross Blue Shield of Kansas City and the board of directors of The Greater Kansas City Community Foundation.  Mr. Sheldon is presently CEO of Briarcliff Investors, LLC, a private investment company and President, co-founder and member of Sheldon Enterprises, LLC that is involved with the development and operation of a casual dining restaurant concept.

Mr. Monte McDowell, age 50, has served as a Trustee since November 9, 1999. He is President, Chief Executive Officer and principal shareholder of McDowell Holdings, Inc., a Missouri corporation that is a diversified holding company with interests in the outdoor sports industry and wholesale pharmaceutical distribution. Previously, Mr. McDowell was President, Chief Executive Officer and principal shareholder of Home Medical Specialty Equipment, Inc., a Missouri corporation doing business as MED4HOME, involving capital equipment medical sales.

Mr. Christopher J. Garlich, age 50, has served as a Trustee since November 27, 1999. He is the Executive Vice President and a member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place. Mr. Garlich, through a wholly-owned trust, was also the majority shareholder of Maxus from February 2003 to March 2006.

Mr. W. Robert Kohorst, age 55, has served as a Trustee since May 15, 2002. He is President, founding shareholder and majority owner of Everest Properties, LLC (“Everest”), which specializes in real estate and related investments, which operates through subsidiaries and affiliates.

Mr. Jose L. Evans, age 44, has served as a Trustee since May 13, 2003. He is President and sole owner of Assured Quality Title Company, a real estate title insurance agency and escrow company.

Mr. Kevan D. Acord, age 49, has served as a Trustee since May 11, 2004. He is an attorney and certified public accountant in private practice in Lenexa, Kansas. He is the sole shareholder of Kevan D. Acord, P.A., a Lenexa, Kansas, based law firm specializing in the areas of federal and state income taxation, corporation law, and merger and acquisitions law. Mr. Acord is also the Managing Partner of Acord Cox & Company, a full-service Lenexa, Kansas based certified public accounting firm. Prior to forming his own law and accounting firm in 1992, Mr. Acord was a Senior Tax Manager with the international accounting firm of Deloitte & Touche.

Each of Messrs. McDowell, Kohorst, Evans, Sheldon, Garlich and Acord are Independent Trustees as defined in the Trust’s Bylaws. The Trust does not currently have a website, however, the definition of Independent Trustee under the Trust’s Bylaws is available to security holders at Exhibit 3.2 to the Trust’s quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2006, filed with the Securities and Exchange Commission on November 14, 2006, incorporated in this Proxy Statement by reference.

The Board has determined that each of the trustees currently slated for re-election is independent within the meaning of the listing standards for the Nasdaq Stock Market, Inc. (“Nasdaq”), Rule 4200(a)(15), with the exception of (i) Mr. Garlich, formerly a majority shareholder of Maxus and (ii) Mr. Johnson, the Chairman of Maxus and the current Chairman, President and Chief Executive Officer of the Trust.

The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Communicating with the Board of Trustees

Shareholders may communicate with the Board of Trustees, its committees or any member of the Board of Trustees by sending a letter in care of the Trust’s Corporate Secretary at 104 Armour Boulevard, North Kansas City, Missouri 64116. The Board of Trustees’ policy is to have all shareholder communications compiled by the Corporate Secretary and forwarded directly to the Board, the committee or the trustee as indicated in the letter. All letters will be forwarded to the appropriate party. The Board of Trustees reserves the right to revise this policy in the event that this process is abused, becomes unworkable or otherwise does not efficiently serve the purpose of the policy.

Meetings and Committees of the Board

Among the standing committees of the Board of Trustees are the Executive Committee, the Audit Committee and the Nominating Committee. It is the view of the Board of Trustees that it is not necessary for the Trust to have a compensation committee, since the Trust has no employees and all executives of the Trust are compensated by the Trust’s management company, pursuant to the compensation policy of the independent trustees of the Board other than indirectly through the payment of management fees to Maxus.  The independent trustees have determined that it continues to be in the best interest of the Trust not to compensate the Trust’s executive officers directly and that the Trust’s compensation of non-management Trustees is appropriate.  David L. Johnson, as the principal executive officer of the Trust, does not receive any direct compensation from the Trust or Maxus for services provided by Mr. Johnson to the Trust other than any profit received by Maxus in connection with Mr. Johnson’s ownership interest in Maxus.

The Executive Committee

The Executive Committee is comprised of David L. Johnson, W. Robert Kohorst, and Monte McDowell. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust.

The Audit Committee

The Audit Committee represents the Board of Trustees in overseeing the Trust’s accounting and financial reporting processes and financial statement audits. The Audit Committee also reviews the implementation of the Trust’s code of conduct. In this regard, the Audit Committee assists the Board of Trustees by reviewing the financial information disclosure, the internal controls established by management and the internal and external audit process. The Audit Committee currently consists of Messrs. Kohorst (Chairman), Acord and Evans. The Audit Committee has been established in accordance with Securities and Exchange Commission rules and regulations, and all the members of the Audit Committee are independent as independence for audit committee members is defined under Rule 4200(a)(15) of the Nasdaq listing standards and Exchange Act Rule 10A-3. The Board of Trustees has determined that Mr. W. Robert Kohorst, the Audit Committee Chairman, qualifies as an “audit committee financial expert” within the meaning of Securities and Exchange Commission rules and regulations. As a principal owner of a real estate business, Mr. Kohorst has experience in supervising principal financial and accounting officers and controllers.  Mr. Kohorst also has an accounting degree and passed the certified public accounting examination.

In February 2004, the Board amended the Audit Committee Charter to include additional requirements related to the Sarbanes-Oxley Act of 2002 and Nasdaq listing standards. The Audit Committee Charter, as amended and adopted on February 11, 2004, was included as Appendix A to the Trust’s proxy statement for 2007 filed with the Securities Commission on March 27, 2007.

The Nominating Committee

The Board of Trustees established a nominating committee and adopted a charter for the committee at its annual meeting on May 11, 2004, after the Annual Meeting of the Shareholders. The Nominating Committee Charter as adopted on May 11, 2004 is attached as Appendix A to this Proxy Statement. The Nominating Committee consists of Messrs. Acord, Evans and McDowell, each of whom is independent within the meaning of Nasdaq’s listing standards. The Nominating Committee’s purpose is to identify and recommend individuals to the Board for nomination as members of the Board.

Trustee Nomination Process

Effective January 11, 2005, the Nominating Committee adopted certain policies and procedures applicable to the nominating committee process. The policies and procedures provide that the Nominating Committee should consider the following criteria in selecting nominees:

•	financial, regulatory and business experience;

•	familiarity with and participation in the local community;

•	integrity, honesty and reputation;

•	dedication to the Trust and its shareholders;

•	independence; and

•	any other factors the Nominating Committee deems relevant, including diversity, size of the Board of Trustees and regulatory disclosure obligations.

The written policies and procedures adopted by the Nominating Committee include the process for identifying and evaluating nominees. For purposes of identifying nominees for the Board of Trustees, the Nominating Committee relies on their personal contacts and other members of the Board of Trustees. The Nominating Committee will also consider trustee candidates recommended by shareholders as described below.

In evaluating potential nominees, the Nominating Committee is to determine whether the nominee is eligible and qualified for service on the Board of Trustees by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating Committee is to conduct a check of the individual’s background and interview the candidate. The Nominating Committee may in its sole discretion require candidates (including a shareholder recommended candidate) to complete a form of questionnaire similar to questionnaires completed by trustee nominees prior to filing the Trust’s proxy statement.

The trustee nominees named in this proxy statement were recommended to the Board by the Nominating Committee.

Procedures Regarding Trustee Candidates Recommended By Shareholders

Under the written policies and procedures adopted by the Nominating Committee, the Nominating Committee will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating Committee for election at the 2009 annual meeting, a shareholder must submit its nomination in writing to the attention of the Trust’s Corporate Secretary at 104 Armour Boulevard, North Kansas City 64116 not later than December 18, 2008. Any such nomination must include:

•	the name of the person nominated as a trustee candidate;

•
all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

•	the written consent of the person being recommended as a trustee candidate to being named in the proxy statement as a nominee and to serving as a trustee if elected;

•
with regard to the shareholder making the recommendation, the shareholder’s name and address as they appear on the Trust’s records; provided, however, that if the shareholder is not a registered holder of the Trust’s common stock, the shareholder must submit his or her name and address along with a current written statement from the record holder of the shares that reflects such shareholder’s beneficial ownership of the Trust’s common stock and the record holder’s name and address as they appear on the Trust’s records; and

•	a statement disclosing whether such shareholder is acting with or on behalf of any other person, entity or group and, if applicable, the identity of such person, entity or group.

Once the Nominating Committee receives the recommendation, the Nominating Committee will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that will assist the Nominating Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided, to be considered for nomination by the Nominating Committee.

Attendance at Meetings

From January 1, 2007 to December 31, 2007, the Board of Trustees met five times, the Audit Committee met six times and the Nominating Committee met one time. All of the incumbent Trustees attended seventy-five percent or more of all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served.  The Executive Committee did not meet during 2007.

Each year the Annual Meeting of Shareholders is held on the same day as the Annual Meeting of the Board of Trustees. Although there is no policy requiring Board members to attend the Annual Meeting of the Shareholders, all Board members usually attend both the Annual Meeting of Shareholders and the Annual Meeting of the Board of Trustees.  All Board members attended the 2007 Annual Meeting of Shareholders either in person or by telephone.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2007; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors’ independence. Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2007, be included in the Trust’s Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

This report is made over the name of each member of the Audit Committee, namely W. Robert Kohorst (Chairman), Jose L. Evans and Kevan D. Acord.

This Audit Committee Report is not deemed “soliciting material” and is not deemed filed with the Securities and Exchange Commission or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.  This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust’s annual financial statements for the years ended December 31, 2006 and December 31, 2007, and the review of the financial statements included in the Trust’s reports on Form 8-K and Form 10-QSB during the years 2006 and 2007 were $96,300 and $48,000, respectively.  For more information regarding the Trust’s change in auditors, see “Change in Auditors.”

The aggregate fees billed the Trust by Moore Stephens Frost LLP for professional services rendered for the audit of the Trust’s annual financial statements for the year ended December 31, 2007, and the review of the financial statements included in the Trust’s reports on Form 8-K and Form 10-QSB during 2007 were $67,183.

Audit-Related Fees

Neither KPMG LLP nor Moore Stephens Frost LLP billed any fees to the Trust for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and that are not reported under the preceding caption for the years ended December 31, 2006 and December 31, 2007.

Tax Fees

Neither KPMG LLP nor Moore Stephens Frost LLP billed any fees to the Trust for any tax compliance, tax advice or tax planning during the years ended December 31, 2006 and December 31, 2007.

All Other Fees

Neither KPMG LLP nor Moore Stephens Frost LLP billed any fees to the Trust for any services other than those described under the preceding three captions during the years ended December 31, 2006 and December 31, 2007.

Audit Committee’s Pre-Approval Policies

The Audit Committee’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Trust’s independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Trust to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

All of KPMG’s and Moore Stephen Frost’s fees in 2006 and 2007 described above were approved in advance by the Audit Committee.

Trustees’ Compensation

Pursuant to the Trust’s Bylaws, the Trust’s officers who serve as Trustees do not receive compensation for their services as Trustees, nor do Trustees that were not independent trustees under the Trust’s Bylaws at any time during the fiscal year.  The following table provides all compensation paid to the non-management Trustees of the Trust:

Trustee Compensation Table

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Kevan D. Acord	$3,600	0	$3,600
Jose L. Evans	$4,500	0	$4,500
W. Robert Kohorst	$4,500	0	$4,500
Monte McDowell	$2,025	0	$2,025
Danley K. Sheldon	$2,475	0	$2,475
Christopher J. Garlich	$2,250	0	$2,250

The Trust pays Independent Trustees the following fees: (a) $900 annual fee, (b) $450 for each meeting attended in person and (c) $225 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent

Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust’s business.

There are no family relationships between any of the Trustees or executive officers.

Executive Officers

NAME	AGE	POSITIONS OR OFFICES WITH THE TRUST

David L. Johnson(1)	51	Chairman of the Board, President, Chief Executive Officer and Trustee

John W. Alvey	49	Treasurer and Principal Financial Officer
Michael P. McRobert	49	Vice President

DeAnn M. Totta	42	Principal Accounting Officer and Corporate Secretary

Mr. Alvey served as Vice President and Chief Financial and Accounting Officer from November 1999 to May 8, 2007, at which time he was appointed to his current position. He served as a Trustee from September 19, 2000 until May 15, 2002. He is also Executive Vice President and Chief Financial Officer of Maxus. He has served in these capacities since 1988.

Mr. McRobert has served as Vice President since May 8, 2007.  Mr. McRobert is President and Chief Executive Officer of Maxus and has served in this capacity since 2004. Mr. McRobert is also the President of Maxus Realty G.P., Inc., the General Partner of Maxus Operating Limited Partnership. Mr. McRobert is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P. Mr. McRobert was employed with Sunway Hotel Management, Inc. for the period February 25, 1995 to 2004 and served as President of Sunway Hotel Management, Inc. from 1999 to 2004.

Ms. Totta has served as Principal Accounting Officer since May 8, 2007 and Corporate Secretary since June 24, 2005.  Ms. Totta is Vice President of Reporting and Administration for Maxus and has served in this capacity since 2005. Ms. Totta was Vice President of Administration and Tax Compliance for Maxus for the periods 1990 to 1997.  Ms. Totta worked in the home prior to her re-employment with Maxus in 2005.

(1)           Mr. Johnson became Chairman of the Board, President and Chief Executive Officer on May 11, 2004. Prior to such date, Mr. Danley K. Sheldon served in such capacities. For biographical information on Messrs. Johnson and Sheldon, see “Election of Trustees.”

Executive Compensation

All of the Company’s executive officers are employees of Maxus and are indirectly compensated by Maxus from the management fee paid to Maxus by the Trust and not compensated directly by the Trust.  See “Related Transactions” for a description of the management relationship between Maxus and the Trust by Maxus, the fees paid by the Trust to Maxus and who determines the fees.  None of the Trust’s executive officers, including the principal executive officer, receive compensation directly form the Trust for their service as an executive officer of the Trust.  The Board evaluates executive compensation and the Trust’s current policy on an annual basis.

Related Transactions

The Trust has entered into an agreement with Maxus to manage the Trust’s properties. David L. Johnson, Chairman, President, Chief Executive Officer and a Trustee of the Trust, is the majority shareholder and Chairman of Maxus. Christopher J. Garlich, a current Trustee, through a wholly-owned trust, was the majority shareholder of Maxus from February 2003 to March 2006.  Michael P. McRobert, Vice President of the Trust, is President and Chief Executive Officer of Maxus.  DeAnn M. Totta, Corporate Secretary and Principal Accounting Officer of the Registrant, is Vice President of Reporting and Administration of Maxus.  John W. Alvey is also an executive officer of Maxus. Management fees of $402,000 and $528,000 were paid to Maxus for the years ended December 31, 2006 and December 31, 2007, respectively. The management fees the Trust pays Maxus for the management of the properties held by the Trust range from 3% to 5% of the monthly gross receipts from the operation of each of the properties held by the Trust.  The Audit Committee approves the management fees paid to Maxus based on fees that other third-party management companies would charge.  In addition, certain Maxus employees are located at the Trust’s properties and perform leasing, maintenance, office management and other related services for these properties. The Trust recognized $1,096,000 and $1,602,000 of such payroll costs for the years ended December 31, 2006 and December 31, 2007, respectively, that have been or will be reimbursed to Maxus by the Trust.

In January 2007, the Trust’s Audit Committee approved certain fees to be paid to Maxus for certain employees’ time and services rendered in 2006 for the refinancing of the debt on Landings and Bicycle Club. The fees for these transactions totaled $50,000. For the purchase and acquisition of Northtown Business Center and Valley Forge Apartments, and the disposition of Arbor Gate, the Trust’s Audit Committee approved $57,750 in fees paid to Maxus in 2006. In 2007, the Trust’s Audit Committee also approved fees totaling $75,000 to be paid to Maxus for certain employees’ time and services rendered in 2007 related to the acquisition of Highland Pointe Apartments. On October 15, 2007 the Trust’s Audit Committee approved $25,000 in fees for the services provided by Maxus in regards to the refinancing of Chalet’s debt.

On November 30, 2007 the Trust acquired Regency North through a merger between Regency North Acquisition, LLC, and Regency North Associates, L.P. (“Regency LP”), a Missouri limited partnership.  Regency North Acquisition, LLC is a wholly-owned subsidiary of Maxus Operating Limited Partnership (“MOLP”), the Trust’s operating limited partnership.  David L. Johnson, the Trust’s Chairman, President, Chief Executive Officer and a Trustee of the Trust, and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock, is the principal beneficial owner and President of KelCor, Inc., the general partner of Regency LP, which has a 5% interest in Regency LP. Mr. Johnson, together with his wife, also jointly owns approximately 85% of Bond Purchase, L.L.C., a 28.2057% limited partner in Regency LP. Bond Purchase received approximately 36,833 operating units of MOLP in connection with the consummation of the merger transaction.  John W. Alvey, Treasurer and Principal Financial Officer of the Trust is an executive officer of KelCor, Inc., the general partner of Regency LP, and a minority beneficial owner and executive officer of Bond Purchase, L.L.C.

The Trust (i) has transferred operating cash of approximately $351,000 as of March 3, 2008 in a checking account with First Missouri National Bank (“First Missouri”) and (ii) deposited cash in a money market account at First Missouri in the amount of $1,719,000 and (iii) holds a certificate of deposit in the approximate amount of $304,000 with First Missouri.  In connection with these deposits, MOLP has obtained a $2,000,000 deposit insurance policy from Kansas Bankers Surety insuring these deposits, in addition to the $100,000 of deposit insurance provided by the Federal Deposit Insurance Corporation.  David L. Johnson, the Trust’s Chairman, President, Chief Executive Officer and a Trustee of the Trust and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock purchased approximately   5% of First Missouri’s outstanding common stock on or about October 31, 2007 and has an agreement to purchase an additional 5% of First Missouri's outstanding common stock, subject to regulatory approval.  Mr. Johnson is also an advisor to First Missouri’s Board of Directors. Jose Evans, a Trustee of the Registrant, also purchased approximately 5% of First Missouri’s outstanding common stock on or about October 31, 2007 and has an agreement to purchase an additional 5% of First Missouri's outstanding common stock, subject to regulatory approval.  The Trust’s operating cash is held in a non-interest bearing account, however, the interest on the money market account is a variable rate currently equal to 3.25% and the June, 2008 CD is a fixed rate of 5% per annum, both of which management believes is a market rate.  The amount of interest earned on these monies was less than $25,000 at First Missouri through December 31, 2007.

Report of the Independent Trustees

The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives, none of which currently exist.

The Independent Trustees have determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) are already significant shareholders of the Trust and (ii) are affiliates of the management company hired by the Trust to manage the properties held by the Trust. The Independent Trustees review this compensation policy on an annual basis.

This report was made over the name of each of the Independent Trustees: Monte McDowell, Kevan D. Acord, W. Robert Kohorst, Danley K. Sheldon, Christopher J. Garlich and Jose L. Evans.

PROPOSAL 2

PROPOSAL TO APPROVE ANY ADJOURNMENT
OF THE ANNUAL MEETING

A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders or (ii) for Proposal 2 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders would allow for additional solicitation of shareholder proxies or votes to obtain more proxies or votes in favor of Proposal 1.  Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposal 1 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 2 on the proxy card.

The Board of Trustees Recommends a Vote for Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information as of February 25, 2008, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust’s outstanding shares and by all current Trustees, nominees for Trustees and executive officers as a group:

Name of Beneficial Owner (l)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
David L. Johnson	236,199	(3)	16.9
John W. Alvey	55,881	(4)	4.0
Christopher J. Garlich	96,519	(5)	6.9
Monte McDowell	22,584	(6)	1.6
Danley K. Sheldon	23,000	(7)	1.6
W. Robert Kohorst	39,943	(8)	2.9
Kevan D. Acord	61,005	(9)	4.4
Jose L. Evans	36,645		2.6
Michael P. McRobert	36,604	(10)	2.6
MacKenzie Patterson Fuller, Inc. 1640 School Street Moraga, CA. 94556	121,700	(11)	8.7
Lowell M. McRobert	101,251	(12)	7.3
Trustees and Executive Officers as a Group	608,380		43.6

1.
Each of the named beneficial owners other than MacKenzie Patterson Fuller, Inc. may be reached at the Trust’s executive offices: c/o Maxus Realty Trust, 104 Armour Boulevard, North Kansas City, Missouri 64116.

2.
Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

3.
Includes: (i) 158,484 shares held by Mr. Johnson and his wife as joint tenants with right of survivorship, (ii) 150 shares held in an individual retirement account for Mr. Johnson’s benefit, (iii) 300 shares held by his minor son and daughter and (iv) 77,265 units of MOLP, which are currently convertible into 77,265 shares of the Trust’s common stock. Does not include (i) 49,946 shares pledged as collateral to Sunset Plaza Realty Partners, L.P. (“Sunset”), a limited partnership in which Mr. Johnson and his wife indirectly are the principal equity interest holders, to secure loans made by Sunset and (ii) 37,881 shares pledged as collateral to Bond Purchase, L.L.C. (“Bond Purchase”), a limited liability company in which Mr. Johnson and his wife are the majority equity interest holders, to secure a loan to NKC Associates, L.L.C. (as described in note (5) below).

4.
Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company (“NKC”), in which Mr. Alvey holds a 22.5% equity interest. NKC acquired these shares with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and affiliate of David L. Johnson. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum. Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his wife and his affiliates. These loans are secured by the shares of the Trust acquired by Mr. Alvey.

5.	Includes 70,019 shares held by a trust in which Mr. Garlich is the grantor and trustee and 26,500 shares held by Mr. Garlich’s wife.

6.
Includes: (i) 11,000 shares held by a revocable trust for the benefit of Mr. McDowell’s minor son, (ii) 7,375 shares held by McDowell Investments, L.P., a Missouri limited partnership in which Mr. McDowell is the 100% equity owner (“McDowell Investments”), (iii) 4,009 shares held by his minor son in a custodial account in which Mr. McDowell is the custodian and (iv) 200 shares held by his wife.

7.	20,000 shares have been pledged as collateral to Sunset to secure loans made by Sunset to Mr. Sheldon.

8.
Includes (i) 37,243 shares held by Everest Management, LLC, of which Mr. Kohorst is a 50% beneficial owner through his pension plan. (ii) 700 shares held in Mr. Kohorst’s individual retirement account and (iii) 2,000 shares held in Mr. Kohorst’s wife’s individual retirement account.

9.
Includes (i) 2,130 held by Mr. Acord’s wife, (ii) 7,375 shares held by McDowell Investments, of which shares Mr. Acord does not have beneficial ownership but has the power to direct the voting or disposition and (iii) 51,500 shares held by Maxus Holdings, LLC, of which shares Mr. Acord does not have beneficial ownership but has the power to direct the voting or disposition.

10.	Includes (i) 6,500 shares held directly and (ii) 30,104 shares held as joint tenant with the right of survivorship with his father, Lowell M. McRobert, and his sister.

11.
Based on information provided on Schedule 13G filed with the SEC on November 18, 2005, and amended on February 21, 2008. The Trust’s shares are owned by affiliated funds managed by MacKenzie Patterson Fuller, Inc. (“MPF”). MPF and each of the affiliated funds disclaim beneficial ownership of each other’s shares. MPF has the power to direct the voting or disposition of all of the shares.

12.
Includes (i) 61,000 shares held in an individual retirement account for Mr. McRobert’s benefit and (ii) 30,104 shares held by Mr. McRobert and his son, Michael P. McRobert, and his daughter and (iii) 10,147 shares held directly.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Trust’s officers and Trustees, and persons who own more than ten percent of the Trust’s common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Trust believes that, during fiscal 2007, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that Michael P. McRobert did not timely file a Form 5 to report his acquisition of a beneficial ownership interest in 30,104 shares of the Trust’s common stock, which occurred June 15, 2007 when Mr. McRobert’s father transferred the shares from his own account to an account jointly owned by Mr. McRobert and his father and sister as joint tenants with right of survivorship.

Independent Registered Public Accounting Firm

The Audit Committee has not yet formally engaged Moore Stephens Frost LLP to serve as the Trust’s independent registered public accounting firm for the fiscal year ended December 31, 2008, but anticipates doing so prior to the Annual Meeting.  Moore Stephens Frost LLP served as the Trust’s independent registered public accounting firm for the fiscal year ended December 31, 2007. Representatives of Moore Stephens Frost LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Change in Auditors

On March 30, 2007, the Audit Committee dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm.  The Audit Committee dismissed KPMG due to the Trust’s receipt of notice from KPMG that its fees would significantly increase for 2007.  The decision to dismiss KPMG as the Trust’s independent auditor was recommended by the Trust’s Audit Committee and approved by the Trust’s Board

The reports of KPMG on the Trust’s financial statements for the years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Trust’s financial statements for each of the two fiscal years ended December 31, 2006 and December 31, 2005 and through March 30, 2007, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

In addition, no reportable items described in Item 304(a)(1)(iv)(B) of Regulation S-X occurred during these periods, except in connection with its audit of the Trust’s financial statements for the year ended December 31, 2006, in which KPMG advised the Audit Committee of the Trust by letter dated March 19, 2007, that a material weakness in internal controls exists related to the financial reporting process, which the Trust intends to address within parameters that the Trust determines are cost-effective.  The Trust authorized KPMG to respond fully to the inquiries of Moore Stephens Frost concerning the subject matter of such material weaknesses in internal audit controls related to the financial reporting process.

The Trust provided KPMG with a copy of the disclosure described above, which was filed by the Trust on Form 8-K on April 5, 2007, and KPMG furnished the Trust with a letter addressed to the SEC stating that it agreed with the statements made by the Trust.

On April 3, 2007, the Audit Committee engaged Moore Stephens Frost as the principal accountant to review the Trust’s financial statements for the quarter ended March 31, 2007 and to audit the Trust’s financial statements for the fiscal year ending December 31, 2007.  The decision to engage Moore Stephens Frost was approved by the Audit Committee and ratified by the Trust’s Board.  During the two previous years and any subsequent period before Moore

Stephens Frost LLP was engaged, the Trust did not consult Moore Stephens Frost regarding any of the items detailed in Regulation S-B Item 304(a)(2), except it engaged Moore Stephens Frost to assist with providing audited financial information related to the operations of West OKC HighlandPointe Associates, LLC in connection with the Trust’s acquisition of Highland Pointe Apartments on January 11, 2007.   The Trust provided Moore Stephens Frost with a copy of the disclosure described above, which was filed by the Trust on Form 8-K on April 5, 2007, and the Trust provided Moore Stephens Frost the opportunity to furnish a letter addressed to the Commission stating any new information, clarification of the Trust’s expression of its views, or the respects in which it disagrees with the statements made in the Form 8-K filed April 5, 2007 and Moore Stephens Frost LLP furnished the Trust with a letter stating it agreed with the statements made by the Trust.

Other Business

Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2009 Annual Meeting of Shareholders

Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2009 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than December 18, 2008, for consideration for inclusion in the next year’s Proxy Statement and proxy.  If a proposal or nomination is not submitted by December 18, 2008, it will not be timely and will not be considered.  In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by shareholders, unless the Trust receives written notice at such address of such matters on or before March 3, 2009.

Householding

Only one copy of the Trust’s Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. This procedure is referred to as “householding.” In addition, the Trust has been notified that certain intermediaries, i.e., brokers or banks, will household proxy materials. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust (i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention, Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116, (816)

303-4500. A shareholder can contact his broker or bank to make a similar request, provided the broker or bank has determined to household proxy materials.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

A copy of the Trust’s Annual Report to Shareholders is being furnished with this Proxy Statement. The following portions of the Annual Report are incorporated herein by reference:

(i)           “Management’s Discussion and Analysis,” at pages 3 to 13.

(ii) “Consolidated Financial Statements” with the independent auditors report therein, at pages F-1 to F-23.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

BY ORDER OF THE. BOARD OF TRUSTEES

/s/ DeAnn M. Totta
DeAnn M. Totta
Secretary

April 2, 2008
North Kansas City, Missouri

Requests for Annual Report

A copy of the Trust’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2007 will be sent to shareholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Diana Graves-Six, 104 Armour Road, North Kansas City, Missouri 64116.

APPENDIX A

NOMINATING COMMITTEE CHARTER

MAXUS REALTY TRUST, INC.
NOMINATING COMMITTEE CHARTER

I.          PURPOSE

The purpose of the Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Maxus Realty Trust, Inc. (the “Trust”) is to identify and recommend individuals to the Board for nomination as members of the Board.

II.         COMPOSITION

The Committee will consist solely of three or more members of the Board, each of whom the Board has determined is “independent” under the corporate governance listing standards of the Nasdaq Stock Market and under the Trust's bylaws.

The members of the Committee will be appointed and removed by the Board.  Unless a committee chairperson is elected by the full Board, the members of the Committee may designate a committee chair by majority vote of the full Committee membership.  A majority of the members of the Committee will constitute a quorum.

III.        MEETINGS

The Committee will meet at least once annually, or more frequently as circumstances dictate.  Minutes of each meeting will be compiled by the Trust’s Secretary or other designee of the Committee.

IV.        RESPONSIBILITIES AND DUTIES

The following are the duties and responsibilities of the Committee:

    1.           The Committee will have the responsibility to develop and recommend criteria for the selection of new trustees to the Board, including without limitation diversity, age, skills, experience, time availability (including the number of other boards he or she sits on in the context of the needs of the Board and the Trust) and such other criteria as the Committee may determine to be relevant at the time.  The Committee will have the power to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by the Trust’s listing agreement with Nasdaq and all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

    2.           The Committee will establish policies and procedures from time to time regarding the trustee nominating process, including consideration of trustee candidates recommended by shareholders of the Trust, qualification criteria to be considered and the process for identifying and evaluating candidates.

    3.           When vacancies occur or otherwise at the direction of the Board, the Committee will actively seek individuals whom the Committee determines meet such criteria and standards for recommendation to the Board.

    4.           The Committee will have the sole authority to retain and terminate any search firm to be used to identify trustee candidates and will have sole authority to approve the search firm’s fees and other retention terms, at the Trust’s expense.

    5.           The Committee will recommend to the Board, on an annual basis, nominees for election as trustees for the next annual meeting of shareholders.

    6.           The Committee may form and delegate authority to subcommittees or members of the Committee when appropriate.

    7.           The Committee will annually review its own performance and policies and procedures.

    8.           The Committee will assist management in preparing disclosures to the Trust’s annual proxy statement to shareholders and other reports with respect to the Committee's policies and procedures and the trustee nomination process as may be required by the rules of the Securities and Exchange Commission and Nasdaq.

V.         RESOURCES AND AUTHORITY

The Committee will have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management.  With respect to consultants or search firms used to identify trustee candidates, this authority will be vested solely in the Committee.

PROXY

MAXUS REALTY TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned does hereby appoint David L. Johnson and DeAnn M. Totta and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 13, 2008, commencing at 10:30 A.M. in the 7th Floor Conference Room at 700 W. 47th Street, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

With respect to the election of Trustees (Proposal 1), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

(Please sign and date on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MAXUS REALTY TRUST, INC.

May 13, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

”Please detach along perforated line and mail in the envelope provided.”

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1. Election of Trustees.		2. Adjournment of the meeting to allow for additional solicitation of proxies.	FOR AGAINST ABSTAIN ☐ ☐ ☐

☐ For all nominees	Nominees
	O Danley K. Sheldon	3. In their discretion, the proxies are authorized to vote upon such other as may be properly come before the meeting.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Christopher J. Garlich
O Monte McDowell
O W. Robert Kohorst
O Jose L. Evans
☐ FOR ALL EXCEPT	O Kevan D. Acord
(See instructions below)	O David L. Johnson

   INSTRUCTION:       To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  (●)

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s).  If you are cumulating your vote, do not mark the circle.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS   PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.  BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.

To change the address on your account, please check the box at the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date	Signature of Shareholder	Date:
Note: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.